UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 17, 2021

Forest Road Acquisition Corp.

(Exact name of registrant as specified in its charter)

Delaware	001-39735	85-3222090
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1177 Avenue of the Americas, 5th Floor

New York, New York 10036

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (917) 310-3722

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☑	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A Common Stock and one-third of one Redeemable Warrant	FRX.U	The New York Stock Exchange
Class A Common Stock, par value $0.0001 per share	FRX	The New York Stock Exchange
Warrants, each exercisable for one share of Class A Common Stock for $11.50 per share	FRX WS	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☑

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01	Other Events

Supplemental Disclosures to Registration Statement

As previously disclosed, on February 9, 2021, Forest Road Acquisition Corp., a Delaware corporation (the “Company”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with respect to a proposed business combination (the “Business Combination”) among the Company, The Beachbody Company Group, LLC, a Delaware limited liability company (“Beachbody”), and Myx Fitness Holdings, LLC, a Delaware limited liability company (“Myx”).

On February 19, March 8, March 31, 2021 and June 16, 2021, the Company received letters (the “Stockholder Letters”) from law firms representing stockholders of the Company claiming certain allegedly material omissions in the preliminary proxy statement/prospectus contained in the Registration Statement on Form S-4 filed on February 16, 2021 by the Company (the “Registration Statement”) in connection with the Business Combination.

While the Company believes that the disclosures set forth in the Registration Statement comply fully with applicable law, in order to moot the purported stockholders’ disclosure claims in the Stockholder Letters, to avoid nuisance, cost and distraction, and to preclude any efforts to delay the closing of the Business Combination, the Company has determined to further voluntarily supplement the Registration Statement with the supplemental disclosure set forth below (the “Supplemental Disclosure”). Nothing in the Supplemental Disclosure shall be deemed an admission of the legal necessity or materiality under applicable laws of the disclosure set forth herein. To the contrary, the Company specifically denies all allegations in the Stockholder Letters that any additional disclosure was or is required. The Company believes the Stockholder Letters are without merit.

The following supplemental information should be read in conjunction with the Registration Statement, which should be read in its entirety:

Cantor Fitzgerald & Co. (“Cantor”) and Guggenheim Securities, LLC (“Guggenheim”) acted as underwriters for the Company’s initial public offering (the “IPO”). In addition to the deferred underwriting compensation, as set forth in the registration statement for the Company’s IPO, which closed on November 30, 2020, Cantor will be entitled to a customary fee for acting as placement agent in connection with the PIPE Financing (as defined in the Registration Statement) and Guggenheim will be entitled to a customary fee for acting as financial advisor in connection with the Business Combination. In addition, Credit Suisse Securities (USA) LLC (“Credit Suisse”) and The Raine Group LLC (“Raine”) acted as placement agents in connection with the PIPE Financing (as defined in the Registration Statement), Greenhill & Co., LLC (“Greenhill”) and Robert W. Baird & Co. (“Baird”) acted as financial advisors to the Company and Raine and Bank of America (“BOA”) acted as financial advisors to Beachbody. Each of Credit Suisse, Raine, Greenhill, Baird and BOA will be entitled to customary fees in connection with the PIPE Financing and the Business Combination, as applicable.  These fees will be paid at the closing of the Business Combination, and are conditioned upon the successful completion of the Business Combination; if the Business Combination does not close, Cantor, Guggenheim, Credit Suisse, Raine, Greenhill, Baird and BOA will not be entitled to such fees.

Upon the consummation of the offering, the Company may have as many as 312,776,403 shares of common stock outstanding (depending on the level of redemptions and without taking into account the exercise of any outstanding warrants or the grant of any equity awards upon completion of the Business Combination under the 2021 Plan). The Company’s amended and restated certificate of incorporation will authorize the issuance of up to 2,000,000,000 shares of common stock. Although there are no current plans to do so, the Company may issue additional shares of common stock or convertible securities following the completion of the Business Combination for a variety of reasons, including to raise additional capital or complete acquisitions. The Company also expects to issue shares of common stock to its employees, directors and other service providers pursuant to the 2021 Plan. Such future issuances could be dilutive to current and future stockholders.

Forward-Looking Statements

This document contains certain forward-looking statements within the meaning of the federal securities laws with respect to the proposed Business Combination among the Company, Beachbody and Myx including statements regarding the anticipated benefits of the Business Combination, the anticipated timing of the Business Combination, the future financial condition and performance of Beachbody and expected financial impacts of the Business Combination (including future revenue, pro forma equity value and cash balance), the satisfaction of closing conditions to the Business Combination, the PIPE transaction, the level of redemptions of the Company’s public stockholders and the products and markets and expected future performance and market opportunities of Beachbody. These forward-looking statements generally are identified by the words “believe,” “project,” “expect,” “anticipate,” “estimate,” “intend,” “strategy,” “future,” “opportunity,” “plan,” “may,” “should,” “will,” “would,” “will be,” “will continue,” “will likely result” and similar expressions. Forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties. Many factors could cause actual future events to differ materially from the forward-looking statements in this document, including but not limited to: (i) the risk that the Business Combination may not be completed in a timely manner or at all, which may adversely affect the price of the Company’s securities, (ii) the risk that the Business Combination may not be completed by the Company’s business combination deadline and the potential failure to obtain an extension of the business combination deadline if sought by the Company, (iii) the failure to satisfy the conditions to the consummation of the Business Combination, including the approval of the Merger Agreement by the stockholders of the Company, the satisfaction of the minimum trust account amount following any redemptions by the Company’s public stockholders and the receipt of certain governmental and regulatory approvals, (iv) the lack of a third party valuation in determining whether or not to pursue the proposed Business Combination, (v) the inability to complete the PIPE transaction, (vi) the occurrence of any event, change or other circumstance that could give rise to the termination of the Merger Agreement, (vii) the effect of the announcement or pendency of the Business Combination on the business relationships operating results, and business generally of Beachbody, (viii) risks that the proposed Business Combination disrupts current plans and operations of Beachbody, (ix) the outcome of any legal proceedings that may be instituted against Beachbody or against the Company related to the Merger Agreement or the proposed Business Combination, (x) the ability to maintain the listing of the Company’s securities on a national securities exchange, (xi) changes in the competitive and regulated industries in which Beachbody and Myx operate, variations in operating performance across competitors, changes in laws and regulations affecting the business of Beachbody and Myx and changes in the combined capital structure, (xii) the ability to implement business plans, forecasts, and other expectations after the completion of the proposed Business Combination, and identify and realize additional opportunities, (xiii) the risk of downturns and a changing regulatory landscape in the highly competitive residential real estate industry, and (ix) costs related to the Business Combination and the failure to realize anticipated benefits of the Business Combination or to realize estimated pro forma results and underlying assumptions, including with respect to estimated stockholder redemptions. The foregoing list of factors is not exhaustive. You should carefully consider the foregoing factors and the other risks and uncertainties described in the “Risk Factors” section of the Registration Statement and other documents filed and to be filed by the Company from time to time with the U.S. Securities and Exchange Commission (“SEC”). These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and Beachbody and the Company assume no obligation and do not intend to update or revise these forward-looking statements, whether as a result of new information, future events or otherwise. None of Beachbody, Myx or the Company gives any assurance that Beachbody, Myx or the Company, or the combined company, will achieve its expectations.

No Offer or Solicitation

This communication is for informational purposes only and shall not constitute an offer to sell or the solicitation of an offer to buy any securities pursuant to the proposed transaction or otherwise, nor shall there be any sale of securities in any jurisdiction in which the offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Important Information About the Business Combination and Where to Find It

In connection with the proposed Business Combination, the Company filed the Registration Statement containing a definitive proxy statement/prospectus, which the SEC declared effective on May 27, 2021. The Company’s stockholders and other interested persons are advised to read the definitive proxy statement/prospectus and documents incorporated by reference in the Registration Statement, as these materials contain important information about the Company, Beachbody, and Myx and the Business Combination. The definitive proxy statement/prospectus and other relevant materials for the Business Combination have been be mailed to stockholders of the Company as of the record date established for voting on the Business Combination, which is May 6, 2021. Stockholders of the Company can also obtain copies of the definitive proxy statement/prospectus, the Registration Statement and other documents filed with the SEC that are incorporated by reference therein, without charge at the SEC’s web site at www.sec.gov, or by directing a request to: Forest Road Acquisition Corp., 1177 Avenue of the Americas, 5th Floor, New York, New York 10036, Attention: Keith L. Horn.

Participants in the Solicitation

The Company and its directors, executive officers and advisors may be deemed participants in the solicitation of proxies from the Company’s stockholders with respect to the Business Combination. A list of the names of those directors, executive officers and advisors and a description of their interests in the Company is contained in the Registration Statement. The Registration Statement can be obtained free of charge from the sources indicated above.

Beachbody, Myx and their respective directors and executive officers may also be deemed to be participants in the solicitation of proxies from the stockholders of the Company in connection with the Business Combination. A list of the names of such directors and executive officers and information regarding their interests in the Business Combination is included in the definitive proxy statement/prospectus for the Business Combination.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 17, 2021

FOREST ROAD ACQUISITION CORP.

By:	/s/ Keith L. Horn
	Name:	Keith L. Horn
	Title:	Chief Executive Officer